UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 25, 2005

Rent-A-Center, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Tennyson Parkway
Suite 100
Plano, Texas 75024
(Address of principal executive offices, including zip code)

(972) 801-1100
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Underwriting Agreement

Item 8.01 Other Events.

     On May 25, 2005, Rent-A-Center, Inc. (the “Company”), Lehman Brothers Inc., Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. entered into an underwriting agreement relating to the sale by Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P., as selling stockholders, of 7,218,571 shares of common stock of the Company pursuant to a prospectus supplement to a Registration Statement on Form S-3 (File No. 333-116684). The selling stockholders are affiliates of Apollo Management L.P. The Company will not receive any of the proceeds from the sale.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
1.1	Underwriting Agreement dated as of May 25, 2005 among Rent-A-Center, Inc., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and Lehman Brothers Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RENT-A-CENTER, INC.

Date: May 27, 2005
	By:	/s/ Robert D. Davis

		Name:	Robert D. Davis
		Title:	Senior Vice President – Finance, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement dated as of May 25, 2005 among Rent-A-Center, Inc., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and Lehman Brothers Inc.

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